UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 31, 2016

Venaxis, Inc.
(Exact name of Registrant as specified in its charter)

Colorado	001-33675	84-155337
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 South Perry Street Castle Rock, Colorado	80104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(303) 794-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                          Other Events.
On March 31, 2016, the one-for-eight reverse stock split of the Common Stock, no par value, of Venaxis, Inc. (the “Company”) was effective on NASDAQ.  The Company’s transfer agent, Corporate Stock Transfer, Inc. (the “Warrant Agent”) serves as warrant agent under the Common Stock Purchase Warrant Agreement (the “Agreement”) dated as of May 30, 2013, by and between the Company and the Warrant Agent.  The Company provided the Warrant Agent with the notice, attached to this Form 8-K as Exhibit 99.1, to describe the impact of the reverse stock split on the outstanding warrants under the Agreement.  The notice attached as Exhibit 99.1 is incorporated into this Item 8.01.
Item 9.01                          Financial Statements and Exhibits
(d)            Exhibits
Exhibit No.	Description
99.1	Notice to Corporate Stock Transfer, Inc., as Warrant Agent, dated April 1, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Venaxis, Inc. (Registrant)
April 4, 2016	By:	/s/ Jeffrey G. McGonegal
		Name:	Jeffrey G. McGonegal
		Title:	Chief Financial Officer